Exhibit 99.1

News Release

Orthofix Reports Third Quarter 2026 Results and Revises Full-Year 2026 Guidance

LEWISVILLE, Texas — November 9, 2026 — Orthofix Medical Inc. (NASDAQ:OFIX), a leading global medical technology company, today reported financial results for the third quarter ended September 30, 2026, and revised its full-year 2026 net sales and non-GAAP adjusted EBITDA guidance. Unless otherwise noted, pro forma results exclude the impact of the discontinued M6™ product lines.

Third Quarter 2026 Highlights

•
Total reported net sales of $207.9 million, representing an increase of 1% on a reported basis and 2% on a pro forma constant currency basis compared with the prior year period.
•
Reported net loss of $(6.1) million and non-GAAP adjusted EBITDA of $26.0 million.
•
Revised full-year 2026 pro forma net sales guidance to $825 million to $830 million and non-GAAP adjusted EBITDA guidance to $86 million to $88 million, reflecting third-quarter performance and the anticipated fourth quarter impact of actions to improve U.S. Spine execution, instrument set availability and asset productivity.
•
Global Spine Fixation1 net sales increased 1% on a reported and constant currency basis compared with the prior year period.
•
Global Limb Reconstruction net sales increased 8% on a reported basis and 9% on a constant currency basis compared with the prior year period.
•
Therapeutic Solutions net sales increased 4% compared with the prior year period.

“Continued growth in Limb Reconstruction and Therapeutic Solutions helped offset weaker Spine performance,” said Massimo Calafiore, President and Chief Executive Officer. “In U.S. Spine, we are accelerating actions to strengthen commercial execution, improve instrument set supply and allocation, and increase asset productivity by focusing resources on our highest-performing distributor partners, products and market opportunities. Our revised guidance reflects third-quarter performance and the near-term impact of these actions, which are intended to build a stronger foundation for sustainable growth, profitability and cash generation.”

1 Spine Fixation is comprised of the Company’s Spinal Implants product category, excluding motion preservation product offerings.

Financial Results Overview

Third Quarter 2026 Net Sales and Financial Results

The following table presents net sales by product category and reporting segment on a pro forma basis, removing the effects of the Company’s discontinued M6 product lines:

	Three Months Ended September 30,
(Unaudited, U.S. Dollars, in millions)	2026	2025	Change	Constant Currency Change
Therapeutic Solutions	$64.0	$61.2	4.5%	4.5%
Spinal Implants, Biologics and Enabling Technologies*	107.4	108.6	(1.1%)	(1.1%)
Global Spine*	171.4	169.8	0.9%	0.9%
Global Limb Reconstruction	36.4	33.6	8.5%	9.4%
Pro forma net sales*	207.8	203.4	2.2%	2.3%
Impact from discontinuation of M6 product lines	0.1	2.2	(96.8%)	(96.8%)
Reported net sales	$207.9	$205.6	1.1%	1.2%

* Results above for each of Spinal Implants, Biologics, and Enabling Technologies; Global Spine; and pro forma net sales exclude the impact from discontinuation of the M6 product lines. Since pro forma net sales represent a non-GAAP measure, see the reconciliation above of the Company’s pro forma net sales to its reported figures under U.S. GAAP. The Company’s reported figures under U.S. GAAP represent each of the pro forma line items discussed above plus the impact from discontinuation of the M6 product lines.

For the third quarter of 2026, net sales were $207.9 million, representing an increase of 1.1% on a reported basis and 2.3% on a non-GAAP pro forma constant currency basis compared to third quarter 2025.

For the third quarter of 2026, GAAP gross margins were 70.5% and were 70.7% on a non-GAAP adjusted basis.

For the third quarter of 2026, reported net loss was $(6.1) million, or $(0.15) per share compared to reported net loss of $(22.8) million, or $(0.57) per share in the prior year period. Non-GAAP adjusted EBITDA was $26.0 million, or 12.5% of pro forma net sales, in the third quarter of 2026, compared to non-GAAP adjusted EBITDA of $24.6 million, or 12.1% of pro forma net sales, in the third quarter of 2025. The year-over-year increase primarily reflected continued cost discipline and resource alignment initiatives, partially offset by lower Spine revenue, unfavorable geographic mix and the related reduction in operating leverage.

Liquidity

Cash, cash equivalents, and restricted cash totaled $86.9 million at September 30, 2026, compared with $104.4 million at June 30, 2026. The sequential change primarily reflected working capital timing.

Business Outlook

Orthofix is revising its full-year 2026 net sales and adjusted EBITDA guidance. Both guidance ranges assume current foreign currency exchange rates.

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Net sales are now expected to range from $825 million to $830 million, compared with prior guidance of $845 million to $855 million.
•
Non-GAAP adjusted EBITDA guidance is now expected to range from $86 million to $88 million, compared with prior guidance of $95 million to $98 million.

An investor presentation for the Company’s third quarter 2026 financial results is available in the “Events & Presentations” section of the Orthofix Investor Relations website at ir.orthofix.com.

Conference Call

Orthofix will host a conference call today at 8:30 AM Eastern Time to discuss the Company’s financial results for the third quarter ended September 30, 2026. Interested parties may access the conference call by dialing (833) 461-5787 in the U.S., and (585) 542-9983 in all other locations, and referencing the conference ID

165515415. A webcast and replay of the conference call may be accessed in the “Events & Presentations” section of the Orthofix Investor Relations website at ir.orthofix.com.

Internet Posting of Information

Orthofix regularly shares important updates in the “Investors” section of its website at www.orthofix.com. The Company encourages investors and potential investors to consult the Orthofix website regularly for important information about Orthofix.

About Orthofix

Orthofix is a global medical technology company dedicated to advancing healing and restoring mobility for patients with complex musculoskeletal conditions. Headquartered in Lewisville, Texas, the Company offers a differentiated portfolio of spinal implants, therapeutic solutions, limb reconstruction systems, biologics and enabling technologies, including the 7D FLASH™ Navigation System. Orthofix’s technology-enabled solutions are designed to support surgeons across the continuum of care and improve outcomes for patients. Learn more at Orthofix.com and follow Orthofix on LinkedIn.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, relating to our business and financial outlook, which are based on our current beliefs, assumptions, intentions, plans, expectations, estimates, forecasts and projections. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “intends,” “predicts,” “potential,” “positioned,” “deliver,” or “continue” or other comparable terminology. Forward-looking statements in this communication include, among other things, statements regarding the Company's business and financial outlook; expected net sales and adjusted EBITDA for the year ending December 31, 2026; ongoing and planned commercial and resource-allocation initiatives; and the anticipated effects of those initiatives on net sales, capital efficiency, growth, profitability and cash generation. Forward-looking statements are not guarantees of our future performance, are based on our current expectations and assumptions regarding our business, the economy and other future conditions, and are subject to risks, uncertainties and changes in circumstances that are difficult to predict, including the risks described in Part I, Item 1A under the heading Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2025, and in Part II, Item 1A under the heading Risk Factors in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2026. Factors that could cause future results to differ from those expressed by forward-looking statements include, but are not limited to, (i) our ability to maintain operations to support our customers and patients in the near-term and to capitalize on future growth opportunities, (ii) risks associated with acceptance of surgical products and procedures by surgeons and hospitals, (iii) development and acceptance of new products or product enhancements, (iv) clinical and statistical verification of the benefits achieved via the use of our products, (v) our ability to adequately manage inventory, (vi) our ability to successfully optimize our commercial channels, (vii) our success in defending legal proceedings brought against us, and (viii) the other risks and uncertainties more fully described in our periodic filings with the Securities and Exchange Commission (the “SEC”). As a result of these various risks, our actual outcomes and results may differ materially from those expressed in these forward-looking statements.

Further, any forward-looking statement speaks only as of the date hereof, unless it is specifically otherwise stated to be made as of a different date. The Company undertakes no obligation to update, and expressly disclaims any duty to update, its forward-looking statements, whether as a result of circumstances or events that arise after the date hereof, new information, or otherwise, except as required by law.

The Company is unable to provide expectations of GAAP net income (loss), the closest comparable GAAP measures to adjusted EBITDA (which is a non-GAAP measure), on a forward-looking basis because the

Company is unable to predict, without unreasonable efforts, the ultimate outcome of matters (including acquisition-related expenses, accounting fair value adjustments, and other such items) that will determine the quantitative amount of the items excluded in calculating adjusted EBITDA, which items are further described in the reconciliation tables and related descriptions below. These items are uncertain, depend on various factors, and could be material to the Company’s results computed in accordance with GAAP.

Company Contact

Investors and Media
Julie Dewey, IRC Chief Investor Relations & Communications Officer
JulieDewey@Orthofix.com
+1 209.613.6945

ORTHOFIX MEDICAL INC.

Condensed Consolidated Statements of Operations

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(Unaudited, U.S. Dollars, in thousands, except share and per share data)	2026	2025	2026	2025
Net sales	$207,862	$205,634	$615,503	$602,401
Cost of sales	61,316	57,111	179,704	192,726
Gross profit	146,546	148,523	435,799	409,675
Sales, general, and administrative	125,330	148,102	398,271	417,576
Research and development	15,277	14,774	46,541	50,474
Acquisition-related amortization, impairment, and remeasurement	4,394	2,693	12,012	23,547
Operating income (loss)	1,545	(17,046)	(21,025)	(81,922)
Interest expense, net	(5,889)	(4,681)	(17,638)	(13,137)
Other income (expense), net	(904)	(535)	(2,416)	6,441
Loss before income taxes	(5,248)	(22,262)	(41,079)	(88,618)
Income tax expense	(826)	(533)	(1,701)	(1,352)
Net loss	$(6,074)	$(22,795)	$(42,780)	$(89,970)

Net loss per common share:
Basic	$(0.15)	$(0.57)	$(1.05)	$(2.28)
Diluted	(0.15)	(0.57)	(1.05)	(2.28)
Weighted average number of common shares (in millions):
Basic	41.2	39.8	40.8	39.5
Diluted	41.2	39.8	40.8	39.5

ORTHOFIX MEDICAL INC.

Condensed Consolidated Balance Sheets

(U.S. Dollars, in thousands, except par value data)	September 30, 2026	December 31, 2025
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$86,322	$82,025
Restricted Cash	598	3,090
Accounts receivable, net of allowances of $11,583 and $8,308, respectively	131,719	135,746
Inventories	190,357	172,319
Prepaid expenses and other current assets	21,791	23,667
Total current assets	430,787	416,847
Property, plant, and equipment, net	133,388	129,399
Intangible assets, net	62,904	72,765
Goodwill	194,934	194,934
Other long-term assets	33,748	36,702
Total assets	$855,761	$850,647
Liabilities and shareholders’ equity
Current liabilities
Accounts payable	$58,032	$58,392
Current portion of finance lease liability	136	837
Other current liabilities	80,217	111,253
Total current liabilities	138,385	170,482
Long-term debt	221,847	157,391
Long-term portion of finance lease liability	12,868	17,060
Other long-term liabilities	53,094	55,677
Total liabilities	426,194	400,610
Contingencies
Shareholders’ equity
Common shares $0.10 par value; 100,000 shares authorized; 40,749 and 39,834 issued and outstanding as of September 30, 2026, and December 31, 2025, respectively	4,075	3,983
Additional paid-in capital	837,165	813,769
Accumulated deficit	(411,113)	(368,333)
Accumulated other comprehensive income (loss)	(560)	618
Total shareholders’ equity	429,567	450,037
Total liabilities and shareholders’ equity	$855,761	$850,647

ORTHOFIX MEDICAL INC.
Non-GAAP Financial Measures

The following tables present reconciliations of various financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), to various non-GAAP financial measures that exclude (or in the case of free cash flow, include) items specified in the tables. The GAAP measures shown in the tables below represent the most comparable GAAP measure to the applicable non-GAAP measure(s) shown in the table. For further information regarding the nature of these exclusions, why the Company believes that these non-GAAP financial measures provide useful information to investors, the specific manner in which management uses these measures, and some of the limitations associated with the use of these measures, please refer to the Company’s current report on Form 8-K regarding this press release filed today with the SEC available on the SEC’s website at www.sec.gov and on the “Investors” page of the Company’s website at www.orthofix.com.

The Company’s non-GAAP financial measures for the three and nine months ended September 30, 2026, and 2025, have been adjusted to eliminate the financial effects of the Company’s decision to discontinue its M6 product lines.

Adjusted Gross Profit and Adjusted Gross Margin

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(Unaudited, U.S. Dollars, in thousands)	2026	2025	2026	2025
Gross profit	$146,546	$148,523	$435,799	$409,675
Share-based compensation and long-term incentive plan expense	236	368	1,029	1,297
SeaSpine merger-related costs	116	(438)	(187)	4,503
Gross profit and impairments related to M6 product lines	(106)	(1,989)	(621)	9,176
Strategic investments	—	1	—	57
Amortization/depreciation of acquired long-lived assets	109	276	394	940
Employee transition costs	13	—	606	—
Adjusted gross profit	$146,914	$146,741	$437,020	$425,648
Adjusted gross margin as a percentage of reported net sales	70.7%	71.4%	71.0%	70.7%
Adjusted gross margin as a percentage of pro forma net sales	70.7%	72.1%	71.0%	71.7%

Adjusted EBITDA

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(Unaudited, U.S. Dollars, in thousands)	2026	2025	2026	2025
Net loss	$(6,074)	$(22,795)	$(42,780)	$(89,970)
Income tax expense	826	533	1,701	1,352
Interest expense, net	5,889	4,681	17,638	13,137
Depreciation and amortization	13,172	12,941	39,938	64,243
Share-based compensation and long-term incentive plan expense	6,969	7,181	21,552	21,474
Foreign exchange impact	744	571	2,390	(3,224)
SeaSpine merger-related costs	412	126	915	6,142
Operating losses and impairments related to M6 product lines	464	6	1,802	15,485
Strategic investments	509	227	2,093	4,094
Acquisition-related fair value adjustments	1,396	(427)	3,014	(1,800)
Interest and loss on investments	—	(10)	(16)	(41)
Litigation and investigation costs	301	21,548	5,402	28,619
Employee retention credit	—	—	(951)	(2,854)
Employee transition costs	1,428	—	3,170	—
Adjusted EBITDA	$26,036	$24,582	$55,868	$56,657
Adjusted EBITDA as a percentage of reported net sales	12.5%	12.0%	9.1%	9.4%
Adjusted EBITDA as a percentage of pro forma net sales	12.5%	12.1%	9.1%	9.5%

Adjusted Net Income

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(Unaudited, U.S. Dollars, in thousands)	2026	2025	2026	2025
Net loss	$(6,074)	$(22,795)	$(42,780)	$(89,970)
Share-based compensation and long-term incentive plan expense	6,969	7,181	21,552	21,474
Foreign exchange impact	744	571	2,390	(3,224)
SeaSpine merger-related costs	696	151	1,287	9,411
Operating (income) losses and impairments related to M6 product lines	466	(438)	1,940	35,945
Strategic investments	511	235	2,101	4,142
Acquisition-related fair value adjustments	1,396	(427)	3,014	(1,800)
Amortization/depreciation of acquired long-lived assets	3,107	3,396	9,392	12,251
Litigation and investigation costs	301	21,548	5,402	28,619
Interest and loss on investments	—	(10)	(16)	(41)
Employee retention credit	—	—	(1,135)	(3,616)
Employee transition costs	1,428	—	3,170	—
Long-term income tax rate adjustment	(2,078)	(2,252)	(544)	(2,720)
Adjusted net income	$7,466	$7,160	$5,773	$10,471

Cash Flow and Free Cash Flow

	Nine Months Ended September 30,
(Unaudited, U.S. Dollars, in thousands)	2026	2025
Net cash provided by (used in) operating activities	$(23,471)	$5,650
Net cash used in investing activities	(37,664)	(23,727)
Net cash provided by (used in) financing activities	63,228	(3,163)
Effect of exchange rate changes on cash	(288)	1,448
Net change in cash, cash equivalents, and restricted cash	$1,805	$(19,792)

	Nine Months Ended September 30,
(Unaudited, U.S. Dollars, in thousands)	2026	2025
Net cash provided by (used in) operating activities	$(23,471)	$5,650
Capital expenditures	(37,810)	(23,749)
Free cash flow	$(61,281)	$(18,099)

Reconciliation of Non-GAAP Financial Measures to Reported Operating Expenses

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(Unaudited, U.S. Dollars, in thousands)	2026	2025	2026	2025
Sales, general, and administrative	$125,330	$148,102	$398,271	$417,576
Reconciling items impacting sales, general, and administrative:
SeaSpine merger-related costs	(509)	(538)	(1,265)	(4,680)
Operating losses and impairments related to M6 product lines	(211)	(954)	(1,668)	(8,314)
Strategic investments	(510)	(199)	(2,091)	(1,940)
Amortization/depreciation of acquired long-lived assets	—	—	—	(60)
Litigation and investigation costs	(301)	(21,548)	(5,402)	(28,169)
Employee transition costs	(1,235)	—	(2,383)	—
Sales, general, and administrative expense, as adjusted	$122,564	$124,863	$385,462	$374,413
As a percentage of reported net sales	59.0%	60.7%	62.6%	62.2%
As a percentage of pro forma net sales	59.0%	61.4%	62.7%	63.1%

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(Unaudited, U.S. Dollars, in thousands)	2026	2025	2026	2025
Research and development expense, as reported	$15,277	$14,774	$46,541	$50,474
Reconciling items impacting research and development:
SeaSpine merger-related costs	(70)	(50)	(209)	(228)
Operating losses and impairments related to M6 product lines	(390)	(582)	(1,049)	(4,305)
Strategic investments	(2)	(34)	(10)	(2,144)
Litigation and investigation costs	—	—	—	(450)
Employee transition costs	(182)	—	(182)	—
Research and development expense, as adjusted	$14,633	$14,108	$45,091	$43,347
As a percentage of reported net sales	7.0%	6.9%	7.3%	7.2%
As a percentage of pro forma net sales	7.0%	6.9%	7.3%	7.3%

Reconciliations of Non-GAAP Financial Measures to Reported Non-Operating (Income) Expense

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(Unaudited, U.S. Dollars, in thousands)	2026	2025	2026	2025
Non-operating (income) expense	$6,793	$5,216	$20,054	$6,696
Reconciling items impacting non-operating expense:
Non-operating (income) losses and impairments related to M6 product lines	30	(16)	156	(54)
Foreign exchange impact	(744)	(571)	(2,390)	3,224
Interest and loss on investments	—	10	16	41
Employee retention credit	—	—	1,135	3,616
Non-operating expense, as adjusted	$6,079	$4,639	$18,971	$13,523
As a percentage of reported net sales	2.9%	2.3%	3.1%	2.2%
As a percentage of pro forma net sales	2.9%	2.3%	3.1%	2.3%

Source

Orthofix Medical Inc.

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